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                                                                Exhibit 10.16(b)

                                AMENDMENT NO. 1

        This Amendment No. 1 to Credit Agreement, dated as of February __, 1999 (this "Amendment No. 1"), is executed by and among Creditrust Corporation, as Borrower (the "Borrower") and Sunrock Capital Corp., as agent ("Agent") and is effective as of October 28, 1998.

                                    RECITAL

        WHEREAS, the parties hereto have executed and delivered a Credit Agreement (the "Agreement") dated as of October 28, 1998, and desire to amend a provision of that Agreement to be effective as of the date of the Agreement;

        NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows:

                                   ARTICLE 1
                            DEFINITIONS; AMENDMENT

        SECTION 1.1. Definitions. Any capitalized term used herein but not defined herein shall have the meaning ascribed to it in the Agreement.

        SECTION 1.2. Amendment. The definition of "Debt" is hereby amended by adding at the end of such definition the following phrase:

                ", and excluding any Securitized Offering of a Special Purpose Entity."

                                  ARTICLE II
                           MISCELLANEOUS PROVISIONS

        SECTION 2.1. Effect. This Amendment No. 1 does not alter, amend or waive any of the terms or provisions of the Agreement except as expressly set forth herein.

        SECTION 2.2. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
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        IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed by their respective officers as of the day and year first above written to be effective as of October 28, 1998.

                                        CREDITRUST CORPORATION,
                                         as Borrower

                                        By: /s/ Joseph K. Rensin
                                            --------------------------------
                                            Joseph K. Rensin
                                            Chairman and
                                            Chief Executive Officer

                                        SUNROCK CAPITAL CORP.

                                        By: /s/ Walter Erdmore
                                            --------------------------------
                                            Name: Walter Erdmore
                                            Title: President and CEO

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